UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

MSC Industrial Direct Co., Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a), (b) and (d)

On January 12, 2012, MSC Industrial Direct Co., Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders.  A brief description of the matters voted upon at the annual meeting and the results of the voting on such matters is set forth below.  On all matters (including the election of directors) submitted to a vote of the Company’s shareholders, the Company’s Class A common stock and Class B common stock vote together as a single class, with each holder of Class A common stock entitled to one vote per share of Class A common stock and each holder of Class B common stock entitled to ten votes per share of Class B common stock.

1.	Election of directors to serve for one-year terms:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes

Jonathan Byrnes	204,365,878	1,050,763	1,266,651

Roger Fradin	203,332,695	2,083,946	1,266,651

Erik Gershwind	204,181,245	1,235,396	1,266,651

Louise Goeser	203,410,430	2,006,211	1,266,651

Mitchell Jacobson	204,143,291	1,273,350	1,266,651

Denis Kelly	204,144,175	1,272,466	1,266,651

Philip Peller	204,155,299	1,261,342	1,266,651

David Sandler	204,899,430	517,211	1,266,651

Each of the nominees was re-elected by the Company’s shareholders to serve on the board of directors for a one-year term.

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012:

Votes Cast For	Votes Cast Against	Abstentions
206,418,169	262,785	2,338

Proposal No. 2 was approved by the Company’s shareholders.

3.	Advisory vote on executive compensation:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
193,712,026	9,971,398	1,733,217	1,266,651

Proposal No. 3, an advisory vote, was approved by the Company’s shareholders.

4.	Advisory vote on the preferred frequency of conducting future advisory votes on executive compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions
194,438,141	13,859	9,233,618	1,731,023

The Company’s shareholders approved “Every 1 Year” as their preferred frequency of conducting future advisory votes on executive compensation.  In light of the results of this advisory vote, future advisory votes on executive compensation will be held annually until the next vote is submitted to shareholders on the frequency of conducting future advisory votes on executive compensation or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: January 13, 2012	By:	/s/ Jeffrey Kaczka
Name: Jeffrey Kaczka
Title: Executive Vice President and Chief Financial Officer